UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _______________________________________
FORM 8-K
  _______________________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2025
  _______________________________________

UNIVERSAL ELECTRONICS INC.
(Exact name of Registrant as specified in its charter)
  _______________________________________

Delaware	0-21044	33-0204817
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)
15147 N. Scottsdale Road, Suite H300, Scottsdale, Arizona 85254-2494
(Address of principal executive offices and zip code)
(480) 530-3000
(Registrant’s telephone number, including area code)
  _______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.01 per share	UEIC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01 Entry into a Material Definitive Agreement

On May 2, 2025, Universal Electronics Inc., a Delaware corporation (the “Company”), entered into a Cooperation Agreement (the “Cooperation Agreement”) with Kent Lake Partners LP (“Kent Lake”), Kent Lake PR LLC (“Kent Lake PR”), and Benjamin Natter (collectively with Kent Lake and Kent Lake PR, the “Investor Parties” and each, an “Investor Party”). Pursuant to the Cooperation Agreement, the Board of Directors of the Company (the “Board”) appointed Mr. Michael D. Burger as a member of the Board as a Class II director, with a term expiring at the Company’s 2026 annual meeting of stockholders (the “2026 Annual Meeting”), filling an existing vacancy on the Board. The Board appointed Mr. Burger to the Operations Committee of the Board (the “Operations Committee”).

During the term of the Cooperation Agreement, the Investor Parties have agreed to vote all shares of Common Stock beneficially owned by them at all meetings of the Company’s stockholders in accordance with the Board’s recommendations, except that the Investor Parties may vote in their discretion on Extraordinary Transactions (as defined in the Cooperation Agreement), proposals involving the implementation of takeover defenses not in existence as of the date of the Cooperation Agreement and, other than with respect to proposals related to director elections, removals or replacements and the issuance of equity in connection with employee compensation, in accordance with the recommendations of Institutional Shareholder Services Inc. or Glass, Lewis & Co., LLC if either of them recommends differently from the Board.

The Investor Parties have also agreed to certain customary standstill provisions prohibiting them from, among other things, (a) soliciting proxies; (b) advising or knowingly encouraging any person with respect to the disposition of any securities of the Company, subject to limited exceptions; (c) acquiring, in the aggregate, beneficial ownership of more than ten percent (10%) of the outstanding shares of Voting Securities (as defined in the Cooperation Agreement) and (d) taking actions to change or influence the Board, management or the direction of certain Company matters; in each case as further described in the Cooperation Agreement.

The Cooperation Agreement will terminate thirty (30) days before the deadline for director nominations and stockholder proposals for the 2026 Annual Meeting.

The description of the Cooperation Agreement contained in this Current Report on Form 8-K is qualified in its entirety by reference to Exhibit 10.1, which is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Elections of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Michael D. Burger to the Board of Directors of Universal Electronics Inc.
Pursuant to the Cooperation Agreement, on May 2, 2025, the Board appointed Mr. Burger as a Class II director, effective immediately, to serve a term expiring at the 2026 Annual Meeting or until his successor is duly elected and qualified. On May 2, 2025, the Board also appointed Mr. Burger to the Operations Committee of the Company’s Board of Directors. The Board has determined that Mr. Burger satisfies the independence standards of The Nasdaq Stock Market LLC.

As a non-management director, Mr. Burger will receive compensation in the same manner as the Company’s other non-management directors as previously reported in the Company’s proxy statement on Schedule 14A, filed with the SEC on April 14, 2025.

Other than as described in Item 1.01 of this Current Report on Form 8-K and the Cooperation Agreement, there are no arrangements or understandings between Mr. Burger and any other person pursuant to which he was selected as a director of the Company. Mr. Burger has no family relationships with any director or executive officer of the Company and there are no transactions in which Mr. Burger or any of his immediate family members has an interest that would require disclosure under Item 404(a) of Regulation S-K.

Item 1.01 of this Form 8-K is incorporated by reference in this Item 5.02.

Principal Executive Officer
In connection with the retirement of Paul D. Arling as the Company’s Chief Executive Officer, effective May 1, 2025, Bryan M. Hackworth, the Company’s Senior Vice President and Chief Financial Officer assumed the role of the Company’s principal executive officer. Mr. Hackworth is also the Company’s principal financial officer and principal accounting officer.

Mr. Hackworth joined the Company in June 2004 as Corporate Controller and subsequently assumed the role of Chief Accounting Officer in May 2005. In August 2006, he was promoted to Senior Vice President and Chief Financial Officer. Before joining the Company, he spent five years at Mars, Inc., a privately held international manufacturer and distributor of consumer products and served in several financial and strategic roles. Prior to joining Mars, Inc., Mr. Hackworth spent six years at Deloitte & Touche LLP as an auditor, specializing in the manufacturing and retail industries. Mr. Hackworth is a certified public accountant (inactive) in the state of California and holds a Bachelor of Arts in Economics from University of California, Irvine.

Promotion of Richard Carnifax
On May 1, 2025, the Board approved the promotion of Richard Carnifax to the position of the Company’s Chief Operating Officer (the “COO”), effective immediately. Mr. Carnifax’s duties as the Company’s COO will be determined in consultation with the Board and the Office of CEO. Mr. Carnifax’s compensation as the Company’s COO will remain unchanged until such time as the Compensation Committee of the Board has determined otherwise.

Mr. Carnifax joined the Company in May 2020 as Vice President, Global Supply Chain and in July 2022, he was promoted to Vice President, Operations. In February 2023, he was promoted to Senior Vice President – Global Operations. Prior to joining the Company, from March 2019 until May 2020, Mr. Carnifax was the Chief Operating Officer at Cast Nylons, a privately held manufacturer and distributor of cast nylon stock shapes and custom cast parts, and was Vice President, Operations at Cast Nylons from November 2017 until March 2019. From November 2015 until September 2017, he held various operational roles at Air Enterprises, a privately held manufacturer of specialty air handling equipment. Prior to joining Air Enterprises, Mr. Carnifax spent four years scheduling and planning materials for Howden, a provider of high-quality air and gas handling products and services to the power, oil and gas, mining and petrochemical industries. Mr. Carnifax holds a Bachelor of Arts in Political Science and a Master of Arts in International Relations/Business from the University of Akron.

Establishment of the Office of CEO
On May 1, 2025, the Board established the Office of CEO until a new chief executive officer has been hired to fill the vacancy resulting from the retirement of Mr. Arling. The newly established Office of CEO will consist of Mr. Carnifax, the Company’s COO, Ramzi Ammari, the Company’s Senior Vice President – Corporate Planning and Strategy, and Mr. Hackworth, the Company’s Senior Vice President and Chief Financial Officer.
Item 9.01 Financial Statements and Exhibits

(d)Exhibits. The following exhibits are furnished with this report.
Exhibit No.    Description
10.1        Cooperation Agreement, dated May 2, 2025, by and among Universal Electronics Inc., Kent Lake Partners LP, Kent Lake PR LLC, and Benjamin Natter (filed herewith)
104         Cover Page to this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Universal Electronics Inc.

Date: May 5, 2025	By: /s/ Bryan M. Hackworth
Bryan M. Hackworth
Chief Financial Officer
(Principal Financial Officer)

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